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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) April 5, 2010
                                                         ---------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             62 Cecil Street, #06-00 TPI Building, Singapore 049710
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
              OFFICERS

      Effective April 1, 2010, the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") appointed Mr. Chua Leong Hin, age 49. As the Company's President, CEO and acting CFO following the resignation Of Mr. Colin Binny from those positions. Mr. Chua Leong Hin is also a director of the Company.

         Mr. Chua Leong Hin graduated from the National University of Singapore in 1983 with a Bachelor of Law degree.

         He was admitted as an advocate and solicitor of the Supreme Court of Singapore to practice law in Singapore in February 1984.

         He was initially employed by the law firm of Thomas Tham & Partners as a legal assistant, and subsequently in October 1984, together with Mr. Leong Keng Kheong, started the firm Leong Chua & Associates which is now known as Leong Chua & Wong. The firm currently has 4 partners and about 15 employees. The firm specializes in the field of litigation and commercial law.

         Mr. Chua Leong Hin is a shareholder of M2B World Asia Pacific Pte. Ltd, a subsidiary of the Company. He holds 1,296,336 ordinary shares (3.05%) of the total shares outstanding of 42,459, 976 ordinary shares in M2B World Asia Pacific Pte. Ltd.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2010                        AMARU, INC.

                                           By: /s/ Chua Leong Hin
                                               --------------------------
                                               Chua Leong Hin
                                               President